SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): April 6, 1999


                    LifeStyle Furnishings International Ltd.
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             (Exact Name of Registrant as Specified in its Charter)


             Delaware                   333-11905            56-1977928
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   (State or Other Jurisdiction     (Commission File       (IRS Employer
       of Incorporation)               Number)         Identification No.)


                              4000 Lifestyle Court
                        High Point, North Carolina 27265
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              (Address of Principal Executive Offices)(Zip Code)


       Registrant's telephone number, including area code (336)-878-7000
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                                       N/A
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         (Former Name or Former Address, if Changed Since Last Report)



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Item 5.   Other Events

LifeStyle Furnishings International Ltd. issued a press release April 6, 1999 announcing the price it will pay for its outstanding 10 7/8% Senior Subordinated Notes due 2006. Press release dated April 6, 1999 is attached as Exhibit 1.

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



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              LifeStyle Furnishings International Ltd.

                              By:   /s/ Douglas C. Barnard
                                 ---------------------------------------------
                                    Name:    Douglas C. Barnard
                                    Title:   Vice President, General Counsel
                                             and Secretary

Date:  April 7, 1999

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